Exhibit 99.1

800 Cabin Hill Drive, Greensburg, PA 15601-1650

Media contact:	Investor contact:
David Neurohr	Max Kuniansky
Director, External Communications	Executive Director, Investor Relations
Phone: (724) 838-6020	and Corporate Communications
Media Hotline: 1-888-233-3583	Phone: (724) 838-6895
E-mail: dneuroh@alleghenyenergy.com	E-mail: mkunian@alleghenyenergy.com

FOR IMMEDIATE RELEASE

Allegheny Energy Reports Fourth Quarter, Full Year 2009 Financial Results

GREENSBURG, Pa., February 5, 2010 — Allegheny Energy, Inc. (NYSE: AYE) today reported financial results for the fourth quarter and full year 2009.

Consolidated Net Income Attributable to Allegheny Energy, Inc.

	$ millions		Per share
Three Months Ended December 31	2009	2008	2009	2008
GAAP	$109.3	$16.2	$0.64	$0.10
Adjusted	112.7	87.1	0.66	0.51

Twelve Months Ended December 31
GAAP	$392.8	$395.4	$2.31	$2.33
Adjusted	396.6	391.1	2.33	2.30

Adjusted net income for the fourth quarter of 2009 excludes $13.4 million of pre-tax interest expense related to a debt tender offer and unrealized pre-tax gains of $7.9 million from economic hedges that do not qualify for hedge accounting. Adjusted net income for the fourth quarter of 2008 excludes $116.3 million of unrealized pre-tax losses on economic hedges.

Adjusted net income is a non-GAAP financial measure. For information on the calculation of adjusted net income for all periods, see the attached reconciliations of non-GAAP financial measures.

“In 2009 we remained solidly profitable, despite difficult economic conditions,” said Paul J. Evanson, Chairman, President and Chief Executive Officer of Allegheny Energy. “During the year, we made great progress constructing our TrAIL transmission line. We also completed a $1.3 billion scrubber program on time and under budget, reached an agreement to sell the Virginia delivery business, and kept O&M spending flat for the fourth consecutive year. Looking forward, we believe we are well-positioned to benefit from economic recovery. In the meantime, we’ll stay focused on cost control and financial flexibility.”

Fourth Quarter Consolidated Results

Adjusted net income for the fourth quarter of 2009 increased by $25.6 million compared with the same period in 2008. Key factors contributing to the results include:

•

Adjusted operating revenues increased by $29.1 million compared to the fourth quarter of 2008, reflecting higher generation rates in Pennsylvania, power hedges, increased capacity revenue and sales to third parties, higher cost recovery in Virginia and increased revenue from transmission expansion. These benefits were partially offset by reduced merchant generation output and lower power prices.

•	Fuel expense decreased by $63.7 million reflecting lower output from power plants, partially offset by higher coal prices.

•

Purchased power costs increased by $28.9 million primarily due to increased purchases from third parties to serve Maryland customers, partially offset by a gain from the termination of a power purchase agreement in connection with the acquisition of hydro generation facilities.

•	Deferred energy cost income decreased by $10.1 million due to the timing of fuel and energy cost recovery in West Virginia, partially offset by the timing of PURPA cost recovery.

•

Operations and maintenance expense increased by $4.2 million, reflecting increased costs for outside services, including expenses to restore electric service following December 2009 snow storms, partially offset by a gain associated with the purchase of hydro generation facilities.

•	Depreciation increased by $7.5 million due to placing in service scrubber equipment at the Hatfield’s Ferry power plant during 2009.

•	Adjusted interest expense increased by $19.5 million, primarily due to a decrease in capitalized interest and higher average debt balances, including debt to finance transmission expansion.

•

Adjusted income tax expense decreased by $8.5 million, primarily due to an $18.1 million estimated benefit from a change in Pennsylvania’s net operating loss carryforward tax law. This benefit was partially offset by an increase in adjusted pre-tax income.

Adjusted EBITDA for the fourth quarter of 2009 was $312.4 million, an increase of $44.1 million compared to the same quarter of the prior year. EBITDA and adjusted EBITDA are non-GAAP financial measures. Details on the calculation of EBITDA and adjusted EBITDA, as well as reconciliations of these financial measures to net income, are attached to this release.

Fourth Quarter Segment Results

Allegheny recently changed the composition of its two reportable segments. Merchant Generation includes the company’s unregulated generation business. Regulated Operations consist of transmission and distribution operations, regulated generation and transmission expansion. The table and the narrative below reflect this change for all periods presented.

Net Income (Loss) Attributable to Allegheny Energy, Inc.

Three Months Ended December 31

($ millions)

	2009	2008	Increase (Decrease)
Merchant Generation:
GAAP	$74.3	$(3.1)	$77.4
Adjusted	77.7	67.8	9.9

Regulated Operations:
GAAP	$34.8	$19.1	$15.7
Adjusted	34.8	19.1	15.7

Adjusted net income in the Merchant Generation segment excludes net unrealized gains and losses from economic hedges that do not qualify for hedge accounting for 2009 and 2008, as well as interest expense related to a debt tender offer in 2009. There were no adjustments in the Regulated Operations segment in either period.

Merchant Generation: Adjusted net income for the quarter increased by $9.9 million compared to the same period a year earlier. Results benefited from lower fuel costs, power hedges, capacity revenue, the purchase of hydro generation facilities and the Pennsylvania tax law change previously mentioned. These factors were partially offset by decreased generation volume, low power prices, the elimination of an intercompany transfer payment, and higher depreciation and interest expense.

Regulated Operations: Net income for the quarter increased by $15.7 million compared to the same period a year earlier. Key factors contributing to the improvement include increased cost recovery in Virginia, the elimination of an intercompany transfer payment and higher income from transmission expansion, partially offset by lower revenues from retail sales and higher income taxes due to an increase in pre-tax income.

Twelve-Month Consolidated Results

Consolidated adjusted net income for the twelve months ended December 31, 2009 increased by $5.5 million compared to the same period in 2008 due to improved results from Regulated Operations. Net income from Regulated Operations benefited from higher cost recovery in Virginia, transmission expansion and the elimination of an intercompany transfer payment. Adjusted net income from Merchant Generation was adversely affected by lower generation volume, low power prices and the elimination of an intercompany transfer payment.

Adjusted EBITDA for the twelve-month period increased $82.7 million compared to the same period of the prior year. Details on the calculation of EBITDA and adjusted EBITDA, as well as reconciliations of these financial measures to net income, are attached to this release.

Twelve-Month Segment Results

Net Income Attributable to Allegheny Energy, Inc.

Twelve Months Ended December 31

	2009	2008	Increase (Decrease)
Merchant Generation:
GAAP	$234.0	$324.3	$(90.3)
Adjusted	237.8	320.0	(82.2)

Regulated Operations:
GAAP	$157.9	$70.2	$87.7
Adjusted	157.9	70.2	87.7

Adjusted net income in the Merchant Generation segment for both years excludes the previously discussed unrealized gains and losses on economic hedges that do not qualify for hedge accounting, as well as interest expense related to debt tender offers in 2009.

Reconciliation of Non-GAAP Financial Measures

This news release includes presentation of adjusted net income, EBITDA, adjusted EBITDA and other non-GAAP financial measures as defined in the Securities and Exchange Commission’s Regulation G.

Management believes that presenting these additional financial measures provide investors with a more complete understanding of the core results and underlying trends from which to consider past performance and prospects for the future. These financial measures should not be considered in isolation or viewed as a substitute for, or superior to, net income or other data prepared in accordance with GAAP as a measure of operating performance or liquidity.

Pursuant to the requirements of Regulation G, tables are attached that reconcile non-GAAP financial measures in this document to the most directly comparable GAAP measure.

Investor Conference Call

Allegheny Energy will discuss these results in a live Internet broadcast at 1:00 p.m. Eastern Standard Time on Friday, February 5, 2010. To listen, visit www.alleghenyenergy.com. Slides to be used in the Webcast presentation will be available at www.alleghenyenergy.com several hours prior to the broadcast. A taped replay will be available after the live broadcast.

Allegheny Energy

Headquartered in Greensburg, Pa., Allegheny Energy is an investor-owned electric utility with total annual revenues of over $3 billion and more than 4,000 employees. The company owns and operates generating facilities and delivers low-cost, reliable electric service to 1.6 million customers in Pennsylvania, West Virginia, Maryland and Virginia. For more information, visit the company’s Web site at www.alleghenyenergy.com.

Forward-Looking Statements

In addition to historical information, this release may contain a number of “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995. Words such as anticipate, expect, project, intend, plan, believe, and words and terms of similar substance used in connection with any discussion of future plans, actions, or events identify forward-looking statements. These include statements with respect to: rate regulation and the status of retail generation service supply competition in states served by Allegheny Energy’s distribution business, Allegheny Power; financing plans; demand for energy and the cost and availability of raw materials, including coal; provider-of-last-resort and power supply contracts; results of litigation; results of operations; internal controls and procedures; capital expenditures; status and condition of plants and equipment; capacity purchase commitments; and regulatory matters. Forward-looking statements involve estimates, expectations and projections and, as a result, are subject to risks and uncertainties. There can be no assurance that actual results will not materially differ from expectations. Actual results have varied materially and unpredictably from past expectations. Factors that could cause actual results to differ materially include, among others, the following: plant performance and unplanned outages; changes in the price of power and fuel for electric generation; general economic and business conditions; changes in access to capital markets and actions of rating agencies; complications or other factors that render it difficult or impossible to obtain necessary lender consents or regulatory authorizations on a timely basis; environmental regulations; the results of regulatory proceedings, including proceedings related to rates; changes in industry capacity, development and other activities by Allegheny Energy’s competitors; changes in the weather and other natural phenomena; changes in customer switching behavior and their resulting effects on existing and future load requirements; changes in the underlying inputs and assumptions, including market conditions used to estimate the fair values of commodity contracts; changes in laws and regulations applicable to Allegheny Energy, its markets or its activities; the loss of any significant customers or suppliers; dependence on other electric transmission and gas transportation systems and their constraints or availability; inflationary and interest rate trends changes in market rules, including changes to PJM participant rules and tariffs; the effect of accounting pronouncements issued periodically by accounting standard-setting bodies and accounting issues facing our organization; and the continuing effects of global instability, terrorism and war. Additional risks and uncertainties are identified and discussed in Allegheny Energy’s reports filed with the Securities and Exchange Commission. These forward-looking statements speak only as of the date of this document. Allegheny Energy undertakes no obligation to update its forward-looking statements to reflect events or circumstances after the date of this release.

ALLEGHENY ENERGY, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF INCOME

(unaudited)

	Three Months Ended December 31,		Year Ended December 31,
(In millions, except per share amounts)	2009	2008	2009	2008
Operating revenues	$861.1	$707.8	$3,426.8	$3,385.9
Operating expenses:
Fuel	222.9	286.6	886.6	1,080.9
Purchased power and transmission	121.7	92.8	502.0	395.6
Deferred energy costs, net	(25.5)	(35.6)	(64.4)	(63.7)
Operations and maintenance	168.2	164.0	687.1	674.8
Depreciation and amortization	74.9	67.4	282.1	273.9
Taxes other than income taxes	53.9	55.2	213.6	214.9

Total operating expenses	616.1	630.4	2,507.0	2,576.4

Operating income	245.0	77.4	919.8	809.5
Other income (expense), net	0.9	6.9	7.0	22.3
Interest expense	89.7	56.8	291.1	231.9

Income before income taxes	156.2	27.5	635.7	599.9
Income tax expense	46.4	11.6	241.6	204.1

Net income	109.8	15.9	394.1	395.8
Net (income) loss attributable to noncontrolling interest	(0.5)	0.3	(1.3)	(0.4)

Net income attributable to Allegheny Energy, Inc.	$109.3	$16.2	$392.8	$395.4

Earnings per share attributable to Allegheny Energy, Inc.:
Basic	$0.64	$0.10	$2.32	$2.35
Diluted	$0.64	$0.10	$2.31	$2.33

Average shares outstanding:
Basic	169.6	169.1	169.5	168.5
Diluted	170.1	169.9	170.0	170.0

Dividends per share	$0.15	$0.15	$0.60	$0.60

ALLEGHENY ENERGY, INC. AND SUBSIDIARIES

CONSOLIDATED BALANCE SHEETS

(unaudited)

	As of December 31,
(In millions)	2009	2008
ASSETS
Current Assets:
Cash and cash equivalents	$286.6	$362.1
Accounts receivable:
Customer	188.2	188.3
Unbilled utility revenue	116.4	122.7
Wholesale and other	64.4	61.5
Allowance for uncollectible accounts	(14.0)	(13.3)
Materials and supplies	110.6	115.1
Fuel	206.4	128.2
Deferred income taxes	81.5	69.6
Prepaid taxes	48.4	44.8
Collateral deposits	20.8	33.4
Derivative assets	4.6	113.1
Restricted funds	25.9	36.8
Regulatory assets	132.7	158.8
Assets held for sale	32.4	—
Other	40.4	74.6

Total current assets	1,345.3	1,495.7

Property, Plant and Equipment:
Generation	7,469.4	6,107.3
Transmission	1,313.2	1,179.5
Distribution	3,784.4	3,944.7
Other	440.7	455.0
Accumulated depreciation	(5,104.9)	(4,994.1)

Subtotal	7,902.8	6,692.4
Construction work in progress	800.6	1,309.8
Property, plant and equipment held for sale, net	253.7	—

Total property, plant and equipment, net	8,957.1	8,002.2

Other Noncurrent Assets:
Regulatory assets	717.3	687.7
Goodwill	367.3	367.3
Restricted funds	60.2	133.3
Investments in unconsolidated affiliates	26.7	28.0
Derivative assets	—	9.8
Other	115.2	87.0

Total other noncurrent assets	1,286.7	1,313.1

Total Assets	$11,589.1	$10,811.0

ALLEGHENY ENERGY, INC. AND SUBSIDIARIES

CONSOLIDATED BALANCE SHEETS (Continued)

(unaudited)

	As of December 31,
(In millions, except share amounts)	2009	2008
LIABILITIES AND EQUITY
Current Liabilities:
Long-term debt due within one year	$140.8	$93.9
Accounts payable	411.4	374.2
Accrued taxes	87.3	119.4
Payable to PJM for FTRs	31.7	110.8
Derivative liabilities	24.4	22.2
Regulatory liabilities	37.4	69.2
Accrued interest	68.3	58.1
Security deposits	51.0	46.2
Liabilities associated with assets held for sale	10.1	—
Other	123.2	109.6

Total current liabilities	985.6	1,003.6

Long-term Debt Excluding Amounts Due Within One Year	4,417.0	4,115.9

Deferred Credits and Other Liabilities:
Derivative liabilities	6.7	11.9
Income taxes payable	85.7	75.7
Investment tax credit	61.6	65.8
Deferred income taxes	1,501.3	1,277.4
Regulatory liabilities	461.2	528.9
Pension and other postretirement employee benefit plan liabilities	597.4	578.4
Adverse power purchase commitment	114.4	132.3
Liabilities associated with assets held for sale	53.1	—
Other	177.0	165.4

Total deferred credits and other liabilities	3,058.4	2,835.8

Commitments and Contingencies

Equity:
Common stock-$1.25 par value per share, 260 million shares authorized and 169,620,917 and 169,413,887 shares issued at December 31, 2009 and 2008, respectively	212.0	211.8
Other paid-in capital	1,970.2	1,952.5
Retained earnings	1,022.7	731.6
Treasury stock at cost- 51,313 and 49,493 shares at December 31, 2009 and 2008, respectively	(1.8)	(1.8)
Accumulated other comprehensive loss	(89.9)	(43.3)

Total Allegheny Energy, Inc. common stockholders’ equity	3,113.2	2,850.8
Noncontrolling interest	14.9	4.9

Total equity	3,128.1	2,855.7

Total Liabilities and Equity	$11,589.1	$10,811.0

ALLEGHENY ENERGY, INC. AND SUBSIDIARIES

SEGMENT STATEMENTS OF INCOME

THREE MONTHS ENDED DECEMBER 31, 2009 AND 2008

(unaudited)

(In millions)	Merchant Generation	Regulated Operations	Eliminations	Total
2009
Operating revenues	$420.6	$741.5	$(301.0)	$861.1
Operating expenses:
Fuel	185.4	37.5	—	222.9
Purchased power and transmission	(0.9)	422.1	(299.5)	121.7
Deferred energy costs, net	—	(25.5)	—	(25.5)
Operations and maintenance	46.0	123.7	(1.5)	168.2
Depreciation and amortization	30.6	44.8	(0.5)	74.9
Taxes other than income taxes	13.5	40.4	—	53.9

Total operating expenses	274.6	643.0	(301.5)	616.1

Operating income	146.0	98.5	0.5	245.0
Other income (expense), net	(0.2)	4.0	(2.9)	0.9
Interest expense	50.6	39.6	(0.5)	89.7

Income before income taxes	95.2	62.9	(1.9)	156.2
Income tax expense	18.8	27.6	—	46.4

Net income	76.4	35.3	(1.9)	109.8
Net income attributable to noncontrolling interest	(2.1)	(0.5)	2.1	(0.5)

Net income attributable to Allegheny Energy, Inc.	$74.3	$34.8	$0.2	$109.3

2008
Operating revenues	$332.7	$688.8	$(313.7)	$707.8
Operating expenses:
Fuel	215.1	71.5	—	286.6
Purchased power and transmission	8.0	397.2	(312.4)	92.8
Deferred energy costs, net	—	(35.6)	—	(35.6)
Operations and maintenance	54.0	111.3	(1.3)	164.0
Depreciation and amortization	23.4	44.5	(0.5)	67.4
Taxes other than income taxes	12.5	42.7	—	55.2

Total operating expenses	313.0	631.6	(314.2)	630.4

Operating income	19.7	57.2	0.5	77.4
Other income (expense), net	1.5	8.3	(2.9)	6.9
Interest expense	21.9	35.2	(0.3)	56.8

Income before income taxes	(0.7)	30.3	(2.1)	27.5
Income tax expense	0.1	11.5	—	11.6

Net income (loss)	(0.8)	18.8	(2.1)	15.9
Net (income) loss attributable to noncontrolling interest	(2.3)	0.3	2.3	0.3

Net income (loss) attributable to Allegheny Energy, Inc.	$(3.1)	$19.1	$0.2	$16.2

ALLEGHENY ENERGY, INC. AND SUBSIDIARIES

SEGMENT STATEMENTS OF INCOME

YEAR ENDED DECEMBER 31, 2009 AND 2008

(unaudited)

(In millions)	Merchant Generation	Regulated Operations	Eliminations	Total
2009
Operating revenues	$1,608.6	$3,051.2	$(1,233.0)	$3,426.8
Operating expenses:
Fuel	675.5	211.1	—	886.6
Purchased power and transmission	26.4	1,702.8	(1,227.2)	502.0
Deferred energy costs, net	—	(64.4)	—	(64.4)
Operations and maintenance	247.0	445.9	(5.8)	687.1
Depreciation and amortization	106.8	177.1	(1.8)	282.1
Taxes other than income taxes	47.2	166.4	—	213.6

Total operating expenses	1,102.9	2,638.9	(1,234.8)	2,507.0

Operating income	505.7	412.3	1.8	919.8
Other income (expense), net	1.0	17.1	(11.1)	7.0
Interest expense	134.9	157.4	(1.2)	291.1

Income before income taxes	371.8	272.0	(8.1)	635.7
Income tax expense	128.8	112.8	—	241.6

Net income	243.0	159.2	(8.1)	394.1
Net income attributable to noncontrolling interest	(9.0)	(1.3)	9.0	(1.3)

Net income attributable to Allegheny Energy, Inc.	$234.0	$157.9	$0.9	$392.8

2008
Operating revenues	$1,792.9	$2,855.3	$(1,262.3)	$3,385.9
Operating expenses:
Fuel	793.4	287.5	—	1,080.9
Purchased power and transmission	30.3	1,622.3	(1,257.0)	395.6
Deferred energy costs, net	—	(63.7)	—	(63.7)
Operations and maintenance	222.1	458.0	(5.3)	674.8
Depreciation and amortization	94.1	181.9	(2.1)	273.9
Taxes other than income taxes	47.6	167.3	—	214.9

Total operating expenses	1,187.5	2,653.3	(1,264.4)	2,576.4

Operating income	605.4	202.0	2.1	809.5
Other income (expense), net	7.8	28.6	(14.1)	22.3
Interest expense	99.7	135.6	(3.4)	231.9

Income before income taxes	513.5	95.0	(8.6)	599.9
Income tax expense	179.7	24.4	—	204.1

Net income	333.8	70.6	(8.6)	395.8
Net income attributable to noncontrolling interest	(9.5)	(0.4)	9.5	(0.4)

Net income attributable to Allegheny Energy, Inc.	$324.3	$70.2	$0.9	$395.4

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

CONSOLIDATED DATA FOR THE THREE MONTHS ENDED DECEMBER 31, 2009 AND 2008

(in millions, except per share data)

(unaudited)

THREE MONTHS ENDED DECEMBER 31, 2009	INCOME BEFORE INCOME TAXES	NET INCOME ATTRIBUTABLE TO ALLEGHENY ENERGY, INC.	DILUTED EARNINGS PER SHARE

Calculation of Adjusted Income:

Income - GAAP Basis	$156.2	$109.3	$0.64

Adjustments:
Net unrealized gain associated with economic hedges[1]	(7.9)	(4.8)
Expense associated with Allegheny Energy Supply’s purchase of outstanding notes[2]	13.4	8.2

Adjusted Income	$161.7	$112.7	$0.66

Calculation of Adjusted EBITDA:
Net Income attributable to Allegheny Energy, Inc. - GAAP basis		$109.3
Interest expense		89.7
Income tax expense		46.4
Depreciation and amortization		74.9

EBITDA		320.3
Net unrealized gain associated with economic hedges[1]		(7.9)

Adjusted EBITDA		$312.4

THREE MONTHS ENDED DECEMBER 31, 2008	INCOME BEFORE INCOME TAXES	NET INCOME ATTRIBUTABLE TO ALLEGHENY ENERGY, INC.	DILUTED EARNINGS PER SHARE

Calculation of Adjusted Income:

Income - GAAP Basis	$27.5	$16.2	$0.10

Adjustments:
Net unrealized loss associated with economic hedges[1]	116.3	70.9

Adjusted Income	$143.8	$87.1	$0.51

Calculation of Adjusted EBITDA:
Net Income attributable to Allegheny Energy, Inc. - GAAP basis		$16.2
Interest expense		56.8
Income tax expense		11.6
Depreciation and amortization		67.4

EBITDA		152.0
Net unrealized loss associated with economic hedges[1]		116.3

Adjusted EBITDA		$268.3

See accompanying Notes to Reconciliation of Non-GAAP Financial Measures

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

SEGMENT DATA FOR THE THREE MONTHS ENDED DECEMBER 30, 2009 AND 2008

(in millions)

(unaudited)

	REGULATED OPERATIONS		MERCHANT GENERATION
THREE MONTHS ENDED DECEMBER 31, 2009	INCOME BEFORE INCOME TAXES	NET INCOME ATTRIBUTABLE TO ALLEGHENY ENERGY, INC.	INCOME BEFORE INCOME TAXES	NET INCOME ATTRIBUTABLE TO ALLEGHENY ENERGY, INC.

Calculation of Adjusted Income:
Income - GAAP Basis	$62.9	$34.8	$95.2	$74.3

Adjustments:
Net unrealized gain associated with economic hedges[1]	—	—	(7.9)	(4.8)
Expense associated with Allegheny Energy Supply’s purchase of outstanding notes[2]	—	—	13.4	8.2

Adjusted Income	$62.9	$34.8	$100.7	$77.7

Calculation of Adjusted EBITDA:
Net income attributable to Allegheny Energy, Inc. - GAAP basis		$34.8		$74.3
Interest expense		39.6		50.6
Income tax expense		27.6		18.8
Depreciation and amortization		44.8		30.6

EBITDA		146.8		174.3
Net unrealized gain associated with economic hedges[1]		—		(7.9)

Adjusted EBITDA		$146.8		$166.4

	REGULATED OPERATIONS		MERCHANT GENERATION
THREE MONTHS ENDED DECEMBER 31, 2008	INCOME BEFORE INCOME TAXES	NET INCOME ATTRIBUTABLE TO ALLEGHENY ENERGY, INC.	INCOME BEFORE INCOME TAXES	NET INCOME ATTRIBUTABLE TO ALLEGHENY ENERGY, INC.

Calculation of Adjusted Income:
Income/(loss) - GAAP Basis	$30.3	$19.1	$(0.7)	$(3.1)

Adjustments:
Net unrealized loss associated with economic hedges[1]	—	—	116.3	70.9

Adjusted Income	$30.3	$19.1	$115.6	$67.8

Calculation of Adjusted EBITDA:
Net income/(loss) attributable to Allegheny Energy, Inc. - GAAP basis		$19.1		$(3.1)
Interest expense		35.2		21.9
Income tax expense		11.5		0.1
Depreciation and amortization		44.5		23.4

EBITDA		110.3		42.3
Net unrealized loss associated with economic hedges[1]		—		116.3

Adjusted EBITDA		$110.3		$158.6

See accompanying Notes to Reconciliation of Non-GAAP Financial Measures

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

CONSOLIDATED DATA FOR THE YEAR ENDED DECEMBER 31, 2009 AND 2008

(in millions, except per share data)

(unaudited)

YEAR ENDED DECEMBER 31, 2009	INCOME BEFORE INCOME TAXES	NET INCOME ATTRIBUTABLE TO ALLEGHENY ENERGY, INC.	DILUTED EARNINGS PER SHARE

Calculation of Adjusted Income:

Income - GAAP Basis	$635.7	$392.8	$2.31

Adjustments:
Net unrealized gain associated with economic hedges[1]	(26.6)	(16.3)
Expense associated with Allegheny Energy Supply’s purchase of outstanding notes[2]	32.7	20.1

Adjusted Income	$641.8	$396.6	$2.33

Calculation of Adjusted EBITDA:
Net Income attributable to Allegheny Energy, Inc. - GAAP basis		$392.8
Interest expense		291.1
Income tax expense		241.6
Depreciation and amortization		282.1

EBITDA		1,207.6
Net unrealized gain associated with economic hedges[1]		(26.6)

Adjusted EBITDA		$1,181.0

YEAR ENDED DECEMBER 31, 2008	INCOME BEFORE INCOME TAXES	NET INCOME ATTRIBUTABLE TO ALLEGHENY ENERGY, INC.	DILUTED EARNINGS PER SHARE

Calculation of Adjusted Income:

Income - GAAP Basis	$599.9	$395.4	$2.33

Adjustments:
Net unrealized gain associated with economic hedges[1]	(7.0)	(4.3)

Adjusted Income	$592.9	$391.1	$2.30

Calculation of Adjusted EBITDA:
Net Income attributable to Allegheny Energy, Inc. - GAAP basis		$395.4
Interest expense		231.9
Income tax expense		204.1
Depreciation and amortization		273.9

EBITDA		1,105.3
Net unrealized gain associated with economic hedges[1]		(7.0)

Adjusted EBITDA		$1,098.3

See accompanying Notes to Reconciliation of Non-GAAP Financial Measures

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

SEGMENT DATA FOR THE YEAR ENDED DECEMBER 31, 2009 AND 2008

(in millions)

(unaudited)

	REGULATED OPERATIONS		MERCHANT GENERATION
YEAR ENDED DECEMBER 31, 2009	INCOME BEFORE INCOME TAXES	NET INCOME ATTRIBUTABLE TO ALLEGHENY ENERGY, INC.	INCOME BEFORE INCOME TAXES	NET INCOME ATTRIBUTABLE TO ALLEGHENY ENERGY, INC.

Calculation of Adjusted Income:
Income - GAAP Basis	$272.0	$157.9	$371.8	$234.0

Adjustments:
Net unrealized gain associated with economic hedges[1]	—	—	(26.6)	(16.3)
Expense associated with Allegheny Energy Supply’s purchase of outstanding notes[2]	—	—	32.7	20.1

Adjusted Income	$272.0	$157.9	$377.9	$237.8

Calculation of Adjusted EBITDA:
Net income attributable to Allegheny Energy, Inc. - GAAP basis		$157.9		$234.0
Interest expense		157.4		134.9
Income tax expense		112.8		128.8
Depreciation and amortization		177.1		106.8

EBITDA		605.2		604.5
Net unrealized gain associated with economic hedges[1]		—		(26.6)

Adjusted EBITDA		$605.2		$577.9

	REGULATED OPERATIONS		MERCHANT GENERATION
YEAR ENDED DECEMBER 31, 2008	INCOME BEFORE INCOME TAXES	NET INCOME ATTRIBUTABLE TO ALLEGHENY ENERGY, INC.	INCOME BEFORE INCOME TAXES	NET INCOME ATTRIBUTABLE TO ALLEGHENY ENERGY, INC.

Calculation of Adjusted Income:
Income - GAAP Basis	$95.0	$70.2	$513.5	$324.3

Adjustments:
Net unrealized gain associated with economic hedges[1]	—	—	(7.0)	(4.3)

Adjusted Income	$95.0	$70.2	$506.5	$320.0

Calculation of Adjusted EBITDA:
Net income attributable to Allegheny Energy, Inc. - GAAP basis		$70.2		$324.3
Interest expense		135.6		99.7
Income tax expense		24.4		179.7
Depreciation and amortization		181.9		94.1

EBITDA		412.1		697.8
Net unrealized gain associated with economic hedges[1]		—		(7.0)

Adjusted EBITDA		$412.1		$690.8

See accompanying Notes to Reconciliation of Non-GAAP Financial Measures

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

(in millions)

(unaudited)

ADJUSTED OPERATING REVENUE	THREE MONTHS ENDED DEC 31, 2009	THREE MONTHS ENDED DEC 31, 2008
Operating revenue:
As reported	$861.1	$707.8

Net unrealized (gain)/loss associated with economic hedges[1]	(7.9)	116.3

As Adjusted	$853.2	$824.1

ADJUSTED INTEREST EXPENSE	THREE MONTHS ENDED DEC 31, 2009	THREE MONTHS ENDED DEC 31, 2008
Interest expense:
As reported	$89.7	$56.8

Expense associated with Allegheny Energy Supply’s purchase of outstanding notes[2]	(13.4)	—

As Adjusted	$76.3	$56.8

ADJUSTED INCOME TAXES	THREE MONTHS ENDED DEC 31, 2009	THREE MONTHS ENDED DEC 31, 2008
Income taxes:
As reported	$46.4	$11.6

Income taxes related to net unrealized gain/(losses) associated with economic hedges[1]	(3.1)	45.4
Expense associated with Allegheny Energy Supply’s purchase of outstanding notes[2]	5.2	—

As Adjusted	$48.5	$57.0

See accompanying Notes to Reconciliation of Non-GAAP Financial Measures

Notes to Reconciliation of Non-GAAP Financial Measures:

(1)	Adjustments relating to certain unrealized gains/(losses) included in GAAP operating revenues:

	THREE MONTHS ENDED DEC 31, 2009	THREE MONTHS ENDED DEC 31, 2008
Financial transmission rights	$11.9	$(131.2)
Power hedges	3.7	(5.2)
Hedging strategy relating to a natural gas transportation contract	(7.7)	20.1

Total adjustments	$7.9	$(116.3)

	YEAR ENDED DEC 31, 2009	YEAR ENDED DEC 31, 2008
Financial transmission rights	$33.2	$(41.2)
Power hedges	(10.1)	19.7
Hedging strategy relating to a natural gas transportation contract	3.5	28.5

Total Adjustments	$26.6	$7.0

(2)

In September 2009, Allegheny Energy Supply purchased its outstanding 7.80% Notes due 2011 and its 8.25% Notes due 2012 in the aggregate principal amount of $244.3 million, pursuant to a cash tender offer. The costs associated with this purchase in the amount of $19.3 million were charged to interest expense in the GAAP basis consolidated statement of income.

In October 2009, Allegheny Energy Supply purchased its outstanding 7.80% Medium Term Notes due 2011 in the aggregate principal amount of $152.0 million, pursuant to a cash tender offer. The costs associated with this purchase in the amount of $13.4 million were charged to interest expense in the GAAP basis consolidated statement of income.

ALLEGHENY ENERGY, INC. AND SUBSIDIARIES

OPERATING STATISTICS

(unaudited)

Three Months Ended December 31,

	2009	2008	Change
REGULATED OPERATIONS
Retail electricity sales (thousand MWh):
Residential	4,283	4,394	-2.5%
Commercial	2,691	2,803	-4.0%
Industrial and other	3,533	3,972	-11.1%
Total	10,507	11,169	-5.9%
Usage per customer (KWh):
Residential	3,129	3,222	-2.9%
Commercial	14,413	15,125	-4.7%
Industrial	128,187	145,458	-11.9%
Regulated generation (thousand MWh):
Supercritical coal	975	2,525	-61.4%
Other coal	108	125	-13.6%
Hydro and other	136	120	13.3%
Total	1,219	2,770	-56.0%

MERCHANT GENERATION
Generation (thousand MWh):
Supercritical coal	5,764	7,722	-25.4%
Other coal	479	720	-33.5%
Gas	321	44	629.5%
Hydro and other	330	296	11.5%
Total	6,894	8,782	-21.5%
Net capacity factor:
Supercritical coal	58%	78%	-20.0%
All coal	54%	73%	-19.0%
Equivalent availability factor:
Supercritical coal	83%	91%	-8.0%
All coal	84%	91%	-7.0%

DEGREE DAYS
Heating	1,882	2,032	-7.4%
Cooling	3	5	-40.0%

ALLEGHENY ENERGY, INC. AND SUBSIDIARIES

OPERATING STATISTICS

(unaudited)

Twelve Months Ended December 31,

	2009	2008	Change

REGULATED OPERATIONS
Retail electricity sales (thousand MWh):
Residential	16,892	17,034	-0.8%
Commercial	11,141	11,181	-0.4%
Industrial and other	14,007	15,977	-12.3%
Total	42,040	44,192	-4.9%
Usage per customer (KWh):
Residential	12,356	12,507	-1.2%
Commercial	59,857	60,632	-1.3%
Industrial	509,987	587,718	-13.2%
Regulated generation (thousand MWh):
Supercritical coal	6,596	10,170	-35.1%
Other coal	392	1,400	-72.0%
Hydro and other	538	567	-5.1%
Total	7,526	12,137	-38.0%

MERCHANT GENERATION
Generation (thousand MWh):
Supercritical coal	22,375	29,380	-23.8%
Other coal	1,504	3,404	-55.8%
Gas	828	318	160.4%
Hydro and other	1,297	1,362	-4.8%
Total	26,004	34,464	-24.5%
Net capacity factor:
Supercritical coal	58%	76%	-18.0%
All coal	53%	72%	-19.0%
Equivalent availability factor:
Supercritical coal	80%	88%	-8.0%
All coal	81%	87%	-6.0%

DEGREE DAYS
Heating	5,225	5,324	-1.9%
Cooling	816	772	5.7%